Exhibit 99.1

Pure Storage Announces First Quarter Fiscal 2023 Financial Results
Q1 revenue growing 50% year-over-year
Record Q1 operating profit
Raised FY23 revenue outlook to $2.66 billion

MOUNTAIN VIEW, Calif. – June 1, 2022 – Today Pure Storage (NYSE: PSTG), the IT pioneer that delivers the world's most advanced data storage technology and services, announced financial results for its fiscal first quarter ended May 8, 2022.

"Pure’s continuing success is the direct result of our consistent focus on innovation and operational excellence,” said Charles Giancarlo, Chairman and CEO, Pure Storage. “We are delivering industry leading products, building a data storage and management platform that is both powerful and easy to use, and providing exceptional customer experiences."

First Quarter Financial Highlights

•Revenue $620.4 million, up 50% year-over-year
•Subscription services revenue $219.2 million, up 35% year-over-year
•Subscription Annual Recurring Revenue (ARR) $899.8 million, up 29% year-over-year
•Remaining Performance Obligations (RPO) $1.4 billion, up 26% year-over-year
•GAAP gross margin 68.7%; non-GAAP gross margin 70.6%
•GAAP operating loss $(4.6) million; non-GAAP operating income $85.4 million
•GAAP operating margin (0.7)%; non-GAAP operating margin 13.8%
•Operating cash flow $220.1 million; free cash flow $187.3 million
•Total cash, cash equivalents, and investments $1.3 billion
•Returned approximately $66 million in Q1 to stockholders through share repurchases

"We are very pleased with our exceptional performance this quarter, marking a strong start to the fiscal year,” said Kevan Krysler, CFO, Pure Storage. “Pure’s flash leadership makes us the best choice for customers who prioritize performance, reliability, and significantly reducing their energy consumption. Our solutions make a significant and immediate impact in reducing data center carbon emissions, delivering longer service lifetimes, and reducing e-waste."

First Quarter Company Highlights

•Commitment to Sustainability: Pure released its inaugural Environmental, Social, Governance (ESG) report, providing visibility into the company's current metrics and setting commitments for making meaningful progress toward a better future for the global community. Key report highlights:
◦Pure enables businesses and organizations to drive out direct energy usage in their data storage systems by up to 80% compared to competitive all-flash products and even more compared to disk-based systems.
◦More than 97% of Pure arrays purchased six years ago are still in service, and benefiting from continual modernization through our Evergreen program.
◦As part of the company's goal to reduce Scope 3 emissions, Pure is committing to further reducing product emissions by 66% per petabyte by 2030.

•Market-Leading Portfolio Innovation: Pure Fusion and Portworx Data Services are now generally available, enabling customers to bring infrastructure and applications closer together with cloud-like automation and storage delivery for traditional and cloud-native applications. Additionally, Pure's FlashBlade was recognized as a leader in the 2022 IDC MarketScape for Distributed Scale Out File Storage due to its ease of use, consistent performance at scale, metadata architecture, and customer experience.

•Momentum Across Technology Partnerships: Pure announced new partnerships with Snowflake and Kyndryl, and an expanded partnership with Amazon Web Services (AWS) in Q1 to deliver expertise, mission-critical capabilities, and enablement programs to global enterprises.

•Pure//Accelerate® techfest22 will take place in-person in Los Angeles and virtually on June 8. There is still time to register for this one-of-a-kind event which will include Pure's biggest launch in five years, along with inspiring keynotes, customer stories, and sessions to drive innovation.

Second Quarter and FY23 Guidance

	Q2 FY23	FY23
Revenue	Approx. $635 Million	Approx. $2.66 Billion
Non-GAAP Operating Income	$75 Million	$320 Million
Non-GAAP Operating Margin	Approx. 11.8%	Approx. 12%

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Pure has not reconciled its guidance for non-GAAP operating income and non-GAAP operating margin to their most directly comparable GAAP measures because certain items that impact these measures are not within Pure’s control and/or cannot be reasonably predicted. Accordingly, a reconciliation of these non-GAAP financial measures guidance to the corresponding GAAP measures is not available without unreasonable effort.

Conference Call Information

Pure will host a teleconference to discuss the first quarter fiscal 2023 results at 1:30 pm PT today, June 1, 2022. A live audio broadcast of the conference call will be available at the Pure Storage Investor Relations website, investor.purestorage.com. Pure will also post its earnings presentation to this website in advance of the call and post its prepared remarks to this website within 24 hours following completion of the call.

A replay will be available following the call on the Pure Storage Investor Relations website for two weeks at 1-866-813-9403 (or +44 204 525 0658 for international callers) with passcode 071754.

Upcoming Events

Pure is scheduled to participate at the following investor conferences:

Stifel 2022 Cross Sector Insight Conference
Date: Tuesday, June 7, 2022
Pure Participants: Sanjot Khurana, VP, Investor Relations and Treasurer

William Blair 42nd Annual Growth Stock Conference
Date: Thursday, June 9, 2022
Pure Participants: Rob Lee, Chief Technology Officer (CTO), and Kevan Krysler, Chief Financial Officer (CFO)

Bank of America Securities 2022 Global Technology Conference
Date: Thursday, June 9, 2022
Pure Participants: Ajay Singh, Chief Product Officer (CPO), and Sanjot Khurana, VP, Investor Relations and Treasurer

----

About Pure Storage

Pure Storage gives technologists their time back. Pure delivers a modern data experience that empowers organizations to run their operations as a true, automated, storage as-a-service model seamlessly across multiple clouds. Pure helps customers put data to use while reducing the complexity and expense of managing the infrastructure behind it. And with a certified customer satisfaction score in the top one percent of B2B companies, Pure's ever-expanding list of customers are among the happiest in the world.

Analyst Recognition

Leader in the 2021 Gartner Magic Quadrant for Primary Storage Arrays
Leader in the 2021 Gartner Magic Quadrant for Distributed File Systems & Object Storage

Connect with Pure

Blog
LinkedIn
Twitter
Facebook

Pure Storage, the Pure P Logo, Portworx, and the marks on the Pure Trademark List at www.purestorage.com/legal/productenduserinfo.html are trademarks of Pure Storage, Inc. Other names are trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to future period financial results, our sustainable growth strategy, our continued momentum and growth potential, particularly within our enterprise customer segment, our sustainability goals and benefits, the timing and magnitude of large customer orders, the potential for supply chain disruptions, the scope and duration of the COVID-19 pandemic and its impact on our business operations, liquidity and capital resources, employees, customers, inflation, financial results and the economy, demand for our products and subscription services, including Pure as-a-Service, our expectations regarding our product and technology differentiation, new customer acquisition, the continued success of the Portworx technology, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended February 6, 2022. All information provided in this release and in the attachments is as of June 1, 2022, and Pure undertakes no duty to update this information unless required by law.

Key Business Metric

Subscription ARR is a key business metric that refers to total annualized contract value of all active subscription agreements, including Evergreen, on the last day of the quarter, plus on-demand revenue for the quarter multiplied by four.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, payments to former shareholders of acquired companies, payroll tax expense related to stock-based activities, amortization of debt discount and debt issuance costs related to long-term debt, amortization of intangible assets acquired from acquisitions, acquisition-related transaction and integration expenses, and costs associated with the exit of certain operations that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Contacts

Sanjot Khurana -- Investor Relations, Pure Storage
ir@purestorage.com

Rena Fallstrom -- Global Communications, Pure Storage
pr@purestorage.com

###

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of
	First Quarter of Fiscal 2023	Fiscal 2022

Assets
Current assets:
Cash and cash equivalents	$455,237	$466,199
Marketable securities	836,725	947,073
Accounts receivable, net of allowance of $1,030 and $945	345,933	542,144
Inventory	41,301	38,942
Deferred commissions, current	67,448	81,589
Prepaid expenses and other current assets	127,967	116,232
Total current assets	1,874,611	2,192,179
Property and equipment, net	207,289	195,282
Operating lease right-of-use-assets	112,926	111,763
Deferred commissions, non-current	163,550	164,718
Intangible assets, net	58,595	62,646
Goodwill	358,736	358,736
Restricted cash	10,544	10,544
Other assets, non-current	42,101	39,447
Total assets	$2,828,352	$3,135,315

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$58,668	$70,704
Accrued compensation and benefits	111,131	205,431
Accrued expenses and other liabilities	84,292	78,511
Operating lease liabilities, current	37,370	35,098
Deferred revenue, current	577,348	562,576
Total current liabilities	868,809	952,320
Long-term debt	572,556	786,779
Operating lease liabilities, non-current	91,639	93,479
Deferred revenue, non-current	535,125	517,296
Other liabilities, non-current	33,129	31,105
Total liabilities	2,101,258	2,380,979
Stockholders’ equity:
Common stock and additional paid-in capital	2,367,607	2,470,972
Accumulated other comprehensive loss	(18,845)	(8,365)
Accumulated deficit	(1,621,668)	(1,708,271)
Total stockholders' equity	727,094	754,336
Total liabilities and stockholders' equity	$2,828,352	$3,135,315

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	First Quarter of Fiscal
	2023	2022

Revenue:
Product	$401,161	$249,888
Subscription services	219,244	162,819
Total revenue	620,405	412,707
Cost of revenue:
Product (1)	125,484	79,064
Subscription services(1)	68,495	51,777
Total cost of revenue	193,979	130,841
Gross profit	426,426	281,866
Operating expenses:
Research and development (1)	161,273	131,381
Sales and marketing (1)	218,153	183,496
General and administrative (1)	51,567	43,146
Total operating expenses	430,993	358,023
Loss from operations	(4,567)	(76,157)
Other income (expense), net	(6,181)	(4,727)
Loss before provision for income taxes	(10,748)	(80,884)
Income tax provision	787	3,322
Net loss	$(11,535)	$(84,206)

Net loss per share attributable to common stockholders, basic and diluted	$(0.04)	$(0.30)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	295,843	280,331

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$1,863	$1,347
Cost of revenue -- subscription services	5,356	4,406
Research and development	36,517	30,421
Sales and marketing	18,345	16,808
General and administrative	12,490	8,352
Total stock-based compensation expense	$74,571	$61,334

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	First Quarter of Fiscal
	2023	2022

Cash flows from operating activities
Net loss	$(11,535)	$(84,206)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	22,663	18,826
Amortization of debt discount and debt issuance costs	801	7,403
Stock-based compensation expense	74,571	61,334
Other	146	2,621
Changes in operating assets and liabilities:
Accounts receivable, net	196,129	133,380
Inventory	(1,699)	(3,508)
Deferred commissions	15,309	2,049
Prepaid expenses and other assets	(11,742)	(30,407)
Operating lease right-of-use assets	7,749	7,581
Accounts payable	(7,419)	(24,354)
Accrued compensation and other liabilities	(88,963)	(84,837)
Operating lease liabilities	(8,480)	(6,897)
Deferred revenue	32,602	22,463
Net cash provided by operating activities	220,132	21,448
Cash flows from investing activities
Purchases of property and equipment(1)	(32,810)	(27,829)
Purchases of marketable securities	(17,251)	(171,563)
Sales of marketable securities	—	85,537
Maturities of marketable securities	116,175	65,740
Net cash provided by (used in) investing activities	66,114	(48,115)
Cash flows from financing activities
Net proceeds from exercise of stock options	11,405	8,016
Proceeds from issuance of common stock under employee stock purchase plan	19,396	17,726
Principal payments on borrowings and finance lease obligations	(251,395)	(344)
Tax withholding on vesting of equity awards	(10,194)	(5,050)
Repurchases of common stock	(66,420)	(30,020)
Net cash used in financing activities	(297,208)	(9,672)
Net decrease in cash, cash equivalents and restricted cash	(10,962)	(36,339)
Cash, cash equivalents and restricted cash, beginning of period	476,743	347,691
Cash, cash equivalents and restricted cash, end of period	$465,781	$311,352

(1) Includes capitalized internal-use software costs of $2.9 million and $1.3 million for the first quarter of fiscal 2023 and 2022.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	First Quarter of Fiscal 2023						First Quarter of Fiscal 2022
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$1,863	(c)					$1,347	(c)
			188	(d)					78	(d)
			3,199	(e)					3,067	(e)
Gross profit --product	$275,677	68.7%	$5,250		$280,927	70.0%	$170,824	68.4%	$4,492		$175,316	70.2%

			$5,356	(c)					$4,406	(c)
			582	(d)					243	(d)
			135	(f)					—
			24	(g)					24	(g)
Gross profit -- subscription services	$150,749	68.8%	$6,097		$156,846	71.5%	$111,042	68.2%	$4,673		$115,715	71.1%

			$7,219	(c)					$5,753	(c)
			770	(d)					321	(d)
			3,199	(e)					3,067	(e)
			135	(f)					—
			24	(g)					24	(g)
Total gross profit	$426,426	68.7%	$11,347		$437,773	70.6%	$281,866	68.3%	$9,165		$291,031	70.5%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.
(f) To eliminate costs associated with the exit of certain operations.
(g) To eliminate payments to former shareholders of acquired company.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	First Quarter of Fiscal 2023						First Quarter of Fiscal 2022
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$74,571	(c)					$61,334	(c)
			1,800	(d)					5,675	(d)
			6,996	(e)					3,791	(e)
			2,868	(f)					—
			3,730	(g)					3,600	(g)
			—						2,043	(h)
Operating Income (loss)	$(4,567)	-0.7%	$89,965		$85,398	13.8%	$(76,157)	-18.5%	$76,443		$286	0.1%

			$74,571	(c)					$61,334	(c)
			1,800	(d)					5,675	(d)
			6,996	(e)					3,791	(e)
			2,868	(f)					—
			3,730	(g)					3,600	(g)
			—						2,043	(h)
			801	(i)					7,403	(i)
Net income (loss)	$(11,535)		$90,766		$79,231		$(84,206)		$83,846		$(360)

Net income (loss) per share -- diluted	$(0.04)				$0.25		$(0.30)				$ (0.00)
Weighted-average shares used in per share calculation -- diluted	295,843		20,037	(j)	315,880		280,331				280,331

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating loss divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired companies.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate costs primarily associated with the exit of certain operations.
(g) To eliminate amortization expense of acquired intangible assets.
(h) To eliminate acquisition-related transaction and integration expenses.
(i) To eliminate amortization expense of debt discount and debt issuance costs related to our long-term debt.
(j) To include effect of dilutive securities (employee stock options, restricted stock, and shares from employee stock purchase plan).

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	First Quarter of Fiscal
	2023	2022
Net cash provided by operating activities	$220,132	$21,448
Less: purchases of property and equipment(1)	(32,810)	(27,829)
Free cash flow (non-GAAP)	$187,322	$(6,381)

(1) Includes capitalized internal-use software costs of $2.9 million and $1.3 million for the first quarter of fiscal 2023 and 2022.